First Financial Holdings, Inc.

Tuesday ▣ June 1st ▣ 2010

2440 Mall Drive ▣ Charleston, SC

WELCOME
ANALYST / INVESTOR DAY
Exhibit 99.2

Dee Bee Wright
VP of Investor Relations & Corporate Secretary

Paula Harper Bethea
Chairman of the Board of Directors

Tom Hood
President of First Federal
Savings and Loan Association of Charleston
Welcome

Introduction of
Board Members and Executive Team

Update on FFCH Strategic Initiatives
Wayne Hall
President & CEO

Board of Directors
President/First Federal
A. Thomas Hood
President/CEO
R. Wayne Hall
Risk Management
G. Danny Clonts
Chief Banking Officer
J. Dale Hall
Commercial Banking
John N. Golding
Retail Banking
Richard A. "Rick" Arthur
Marketing
R. Bruce Copeland, Jr
Insurance
Allison A. Rhyne
Wealth Management
Daniel "Dan" S. Vroon
Credit Risk Management
Joseph "Joe" W. Amy
Support Services
Eartha C. Morris
Finance
Blaise B. Bettendorf
Human Resources
Jerry P. Gazes

Genuine Care For Employees
Core Values

Genuine Care For Customers
Core Values

Integrity: “We Do The Right Thing”
Core Values

Community:
Give Back Time, Money And Resources
Core Values

Create Long Term Stakeholder Value
Core Values

First Financial Holdings, Inc.
North Carolina
Burlington
Rock Hill
Union
Laurens
Winnsboro
Conway
Wilmington
Florence
Columbia
Sunset Beach
South Carolina
Myrtle Beach
Ridgeland
Charleston
Beaufort
Hilton Head Island

First Financial Holdings, Inc.
Retail Banking Offices (47) In-Store Offices (18) First Southeast Insurance Services (13) Kimbrell Insurance Group (1) First Southeast Investor Services (25)

Burlington
Columbia
Myrtle Beach
Savannah
Jacksonville
0
250mi
Copyright (C) 2010 SNL Financial LC. All rights reserved

First Financial Holdings, Inc.
Retail Branches (65) First Southeast Insurance Services (13) Kimbrell Insurance Group (1) First Southeast Investor Services (25) Potential New Markets

Wilmington
Charleston
Raleigh
Hilton Head
Island

Laurens
Union
Rock Hill
Winnsboro
Florence
Conway
Greenville
Spartanburg
Durham

Demographics
Data Source: SNL Financial
Columbia
Spartanburg
Greenville
Raleigh
Durham
Savannah
Jacksonville
Total Population (actual)
% Change 2009 - 2014
6.71
%
5.52
%
6.18
%
17.97
%
7.51
%
7.87
%
10.33
%
Total Households (actual)
% Change 2009 - 2014
8.06
%
6.35
%
7.00
%
18.18
%
8.09
%
8.46
%
10.76
%
Average Household Income
Current 2009
$
66,358
$
59,717
$
64,175
$
86,338
$
71,291
$
63,151
$
71,347
% Change 2009 - 2014
3.91
%
3.03
%
3.86
%
4.64
%
4.47
%
4.46
%
5.28
%
Average Household Net Worth
Current 2009
$
419,982
$
361,822
$
419,059
$
545,619
$
476,590
$
410,023
$
437,582
South Carolina
North Carolina

Commercial Banking
How Do we transition the portfolio from A&D, CRE,
and transactional business to High Quality C&I and
Small Business Relationships?
  Segment Commercial Banking Group into Middle Market
  and Small Business Platforms.
  This will allow a targeted approach to servicing the
  Banking needs of each unique segment.
  It will maximize profitability through tailored Product
  Delivery Channel for each segment.
  It will create a high quality customer experience by
  delivering the full capacity of the Bank to every client in the communities we serve.

Small Business Banking
Focus on Small Business in the First Federal
Footprint will support the needs of this large
component of our community.
  SBA defines a small business as one with fewer than 500
  employees.
  South Carolina has 81,698 small employers (2006) which
  accounts for 97.3% of the state’s employers and 50% of
  its private sector employment.
  North Carolina has 173,409 small employers (2006) which
  accounts for 98.1% of the state’s employers and 48.6% of
  its private sector employment.

Small Business Banking
Provide local, Knowledge based, Advisory Bankers
  Focus on our core Client Centric Delivery Model to create a robust small business banking platform.
  Create streamlined process to deliver efficiently and effectively to meet the fast pace/high volume needs of small business.
  Enhance our product base by offering SBA and other Guaranty program solutions to our clients.
  Focus on Non-Profit Organizations through specialized Bankers.
  Target Cross Sell Opportunities such as Insurance and
  retirement services to help small business owners manage and grow their business.